UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9360 Towne Centre Drive San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 552-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.  The information contained in this Current Report and the exhibits attached hereto shall be incorporated by reference into any registration statement or other document filed with the Commission.

On February 9, 2006, Amylin Pharmaceuticals, Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2005.  A copy of this press release is attached as Exhibit 99.1.

Item 8.01 Other Events.

On February 9, 2006, Amylin issued a press release announcing positive results from a 16-week Phase 2 dose-ranging study evaluating the safety and weight effects of pramlintide in obese subjects.  A copy of this press release is attached as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

99.1        Press release issued by Amylin on February 9, 2006.

99.2        Press release issued by Amylin on February 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: February 9, 2006	By:	/S/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, General Counsel and
Secretary

Exhibit Index

Exhibit No.
99.1	Press release issued by Amylin on February 9, 2006.

99.2	Press release issued by Amylin on February 9, 2006.